EXHIBIT 99.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference into Prospectus Supplement File Nos. 333-49543, 333-12255, 333-12257, 333-31569, 333-31571 and 333-43047 of our report dated February 17, 1998, included in this Form 8-K/A filed April 8, 1998, of Sinclair Broadcast Group, Inc. It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 1997, or performed any audit procedures subsequent to the date of our report.

                                        /s/ Arthur Andersen LLP

Baltimore, Maryland,
April 8, 1998